UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.)

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

ISRAMCO, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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ISRAMCO, INC.
2425 West Loop South Suite 810
Houston Texas 77027

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

NOTICE IS HEREBY GIVEN that the 2010 annual meeting (the "Annual Meeting") of the stockholders of Isramco, Inc. (the "Company") will be held at the Company's offices at 2425 West Loop South Suite 810 Houston Texas 77027, on December 28, 2010 at 9:00 A.M., local time, for the following purposes:

(i) to elect five directors of the Company to hold office until the next annual meeting of the stockholders and until their respective successors shall have been duly elected and qualified;

(ii) to ratify the appointment of Malone Bailey, PC as the Company's independent public accounting firm for the year ending December 31, 2010; and

(iii) to transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

The Board of Directors has fixed the close of business on November 23, 2010, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. A complete list of stockholders entitled to vote at the meeting will be available for examination at the offices of the Company for ten (10) days prior to the meeting. Only stockholders of record at the close of business on November 23, 2010 (the “Record Date”) are entitled to vote at the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Haim Tsuff
Chairman of the Board
Chief Executive Officer

December 8, 2010

PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND PROMPTLY RETURN IT IN THE ENVELOPE PROVIDED. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

ISRAMCO, INC.
2425 West Loop South Suite 810
Houston Texas 77027

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 28, 2010

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “ Board of Directors ” or the “ Board ”) of Isramco, Inc., a Delaware corporation (the "Company") for use at the 2010 annual meeting (the "Annual Meeting") of the Company's stockholders (the "Stockholders") to be held at the Company's offices at 2425 West Loop South Suite 810, Suite 810 Houston, Texas 77027, on Friday, December 28, 2010 at 9:00 A.M., local time, and any adjournment(s) thereof.

Our Board of Directors has made these proxy materials available to you on the Internet on or about December 10, 2010 at http://www.amstock.com/proxyservices/viewmaterial.asp?CoNumber=03348. Alternatively, upon your request, printed versions of these proxy materials will be delivered to you by mail, in connection with the Board of Directors’ solicitation of proxies for use at our 2010 Annual Meeting of Stockholders. Our stockholders are invited to attend the annual meeting and are requested to vote on the proposals described in this proxy statement. These proxy materials include: our proxy statement for (and notice of) the Annual Meeting; and our Annual Report on Form 10-K for the year ended December 31, 2009, which includes our annual audited financial statements for fiscal 2009.  If you requested printed versions of these proxy materials by mail, these proxy materials also include our 2010 annual meeting proxy card or a voting information card for submitting your vote in writing to us or your broker, as the case may be.

            At the Annual Meeting, the Stockholders will be asked to:

(i) elect five directors of the Company to hold office until the next annual meeting of the stockholders and until their respective successors shall have been duly elected and qualified;

(ii) ratify the appointment of Malone & Bailey, PC ("M&B") as the Company's independent public accounting firm for the year ending December 31, 2010; and

(iii) transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

To have a valid meeting of the stockholders, a quorum of the Company's stockholders is necessary. A quorum consists of stockholders holding a majority of the shares of the Common Stock issued and outstanding and entitled to vote on the Record Date present in person or by proxy at the Annual Meeting. Stockholders who execute proxies retain the right to revoke them at any time by notice in writing to the Secretary of the Company, by revocation in person at the meeting or by presenting a later-dated proxy. Unless so revoked, the shares represented by proxies will be voted at the meeting. The shares represented by the proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein, but if no direction is given, such shares will be voted (i) FOR the election as directors of the nominees of the Board of Directors named below; (ii) FOR the ratification of the appointment of M&B as the Company’s independent public accountants for the year ending December 31, 2010; and (iii) in the discretion of the proxies named in the proxy on any other proposals to properly come before the Annual Meeting or any adjournment(s) thereof.

Isramco, Inc.
Proxy Statement

VOTING RIGHTS

All voting rights are vested exclusively in the holders of Common Stock. Only holders of Common Stock of record at the close of business on November 23, 2010 (the “Record Date”) are entitled to receive notice of and to vote at the Annual Meeting. As of the Record Date, there were a total of 2,717,691 shares of Common Stock outstanding. Each holder of Common Stock entitled to vote at the Annual Meeting is entitled to one vote for each share held.

Stockholders representing a majority of the Common Stock issued and outstanding as of the Record Date, present in person or by proxy at the Annual Meeting, will constitute a quorum for the transaction of business at the Annual Meeting or any adjournment(s) thereof. Abstentions and shares held of record by a broker for which the broker has discretionary authority or instructions to vote the shares are counted as shares that are present at the Annual Meeting for purposes of determining a quorum. Assuming a quorum is present at the Annual Meeting, the affirmative vote of a plurality of the shares present in person or by proxy is required for approval of Proposal No. 1 (election of directors) and the affirmative vote of a majority of the shares in person or by proxy is required for approval of Proposal No. 2 (ratification of independent public accountants). If you hold shares in a brokerage account, then:

•     With respect to Proposal No. 1 (Election of Directors), please note that brokers may no longer vote on the election of directors in the absence of specific client instructions. Shareholders who hold shares in a brokerage account are encouraged to provide voting instructions to their broker.  To vote shares held in street name at the Annual Meeting, you should contact your broker before the annual meeting to obtain a proxy form in your name. Abstentions may not be specified as to the election of directors, but you may withhold your vote as to any nominee.

•     With respect to Proposal No. 2 (Ratification of the Appointment of the Independent Auditor), your broker is entitled to vote your shares on these matters if no instructions are received from you. Abstentions will be counted as votes against Proposal No. 2.

How Can I Vote Without Attending the Annual Meeting?

There are three convenient methods for registered stockholders to direct their vote by proxy without attending the Annual Meeting:

•   Vote by Internet. You can vote via the Internet. The website address for Internet voting is provided on your Notice or proxy card. You will need to use the control number appearing on your Notice or proxy card to vote via the Internet. You can use the Internet to transmit your voting instructions up until 11:59 P.M. Eastern Time on Monday December 27, 2010. Internet voting is available 24 hours a day. If you vote via the Internet you do NOT need to vote by telephone or return a proxy card.

•   Vote by Telephone. You can also vote by telephone by calling the toll-free telephone number provided on the Internet link on your Notice or on your proxy card. You will need to use the control number appearing on your Notice or proxy card to vote by telephone. You may transmit your voting instructions from any touch-tone telephone up until 11:59 P.M. Eastern Time on Monday, December 27, 2010. Telephone voting is available 24 hours a day. If you vote by telephone you do NOT need to vote over the Internet or return a proxy card.

•   Vote by Mail. If you received a printed copy of the proxy card, you can vote by marking, dating and signing it, and returning it in the postage-paid envelope provided. Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the Annual Meeting.

Isramco, Inc.
Proxy Statement

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information, as of the Record Date, concerning the ownership of the Common Stock by (a) each of the Company's directors and Named Executive Officers (as defined under "Executive Compensation"); and (b) all current directors and executive officers of the Company as a group.

	Number of Shares Percent of
Name of Beneficial Owner (1)	Beneficially Owned (2)		Common Stock (2)
Haim Tsuff, Chairman and CEO	1,646,852	(3) (4) (5) (6)	60.60%

Naphtha Holdings Ltd.	1,434,006	(4)	52.76%

Naphtha Israel Petroleum Corp.	1,434,006	(4)	52.76%

United Kingsway Ltd.	1,434,006	(4)	52.76%

YHK Investment L.P.	1,434,006	(4)	52.76%

J.O.E.L. Jerusalem Oil Exploration Ltd.	1,434,006	(4)	52.76%

Equital Ltd.	1,434,006	(4)	52.76%

Naphtha Exploration LP	15,066	(5)	*

Isramco – Negev 2 Limited Partnership	136,101	(6)	5.01%

Jackob Maimon, former President and	16,159		*
Director (7)

Yossi Levy, President of the Company’s U.S. based subsidiaries	-		*

Max Pridgeon, Director	--		*

Michelle R. Cinnamon-Flores, Director (8)	--		--

Marc E. Kalton, Director	--		__
	--		--
Edy Francis, Chief Financial Officer

Yossi Levy, President of US Based Subsidiaries	--		--

All directors and executive officers as a group (7 persons)	1,646,852	(9)	60.60%

* Less than 1%

Isramco, Inc.
Proxy Statement

(1) Unless otherwise specified, the address of such person is c/o Isramco, Inc., 2425 West Loop South, Suite 810, Houston, Texas 77027.

(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "SEC") and generally includes voting or investment power with respect to securities.  In accordance with SEC rules, shares of Common Stock issuable upon the exercise of options or warrants which are currently exercisable or which become exercisable within 60 days of the Record Date are deemed to be beneficially owned by, and outstanding with respect to, the holder of such option or warrant.  Except as indicated by footnote, and subject to community property laws where applicable, to the knowledge of the Company, each person listed is believed to have sole voting and investment power with respect to all shares of Common Stock owned by such person.

(3) Haim Tsuff, the Company’s Chairman and Chief Executive Officer, holds directly 61,679 shares of the Company.  In addition, as described in Notes 4, 5, 6 and 7 below, he may be deemed to control an additional 1,646,852 shares of Common Stock.

 (4) Naphtha Israel Petroleum Corp. (“Naphtha Petroleum”), an Israeli public company whose shares are traded on the Tel Aviv Exchange, holds all of the outstanding voting shares of Naphtha Holdings Ltd. (“Naphtha Holdings”), a private Israeli company.  Haim Tsuff, the Company’s Chairman and Chief Executive Officer, may be deemed to beneficially own any shares held by Naphtha Holdings within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended, by virtue of the control that he exercises over Naphtha Petroleum.  The nature Mr. Tsuff’s control over Naphtha Petroleum is described in the succeeding paragraphs.

Mr. Tsuff holds all of the outstanding voting shares of United Kingsway Limited (“United Kingsway”), a BVI private company.  He also serves as the sole director of United Kingsway.  United Kingsway holds 74% of the outstanding membership interests in each of YHK Investment L.P (“YHK LP”), an Israeli limited partnership and YHK General Manager Ltd. (“YHK Manager”), a private Israeli company that serves as the general partner of YHP LP.  Mr. Tsuff’s father serves as a director of YHK Manager.  YHK LP holds 48.66% of the outstanding voting securities of Equital Ltd. (“Equital”), an Israeli public company listed on the Tel Aviv Exchange.

Equital holds 32.50% of the outstanding voting securities of  J.O.E.L. - Jerusalem Oil Exploration Ltd. (“J.O.E.L.”), an Israeli company.

J.O.E.L. holds 65.08% of the outstanding voting securities Naphtha Petroleum which, as noted above, holds all of the outstanding voting securities of Naphtha Holdings.

The 1,434,006 shares of common stock referred to in the table above are held solely in the name of Naphtha Holdings.  None of United Kingsway, YHP LP, YHK Manager, Equital or J.O.E.L. holds, directly, any shares of the Company’s Common Stock.

(5) Haim Tsuff, the Company’s Chairman and Chief Executive Officer, may be deemed to control the shares held directly by Naphtha Exploration LP., an Israeli limited partnership listed on the Tel Aviv Exchange (“Naphtha Exploration”), through control of its general partner, Naphtha Partnerships Management Ltd.

(6) Isramco Negev 2 Limited Partnership (“Isramco Negev 2”) is an Israeli limited partnership listed on the Tel Aviv Exchange.  Haim Tsuff, the Company’s Chairman and Chief Executive Officer, may be deemed to beneficially own any shares held by Isramco Negev 2 within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended, by virtue of the control that he exercises over Isramco Oil & Gas Ltd., a private Israeli company that is the general partner of Isramco Negev 2,.

(7) Mr. Maimon resigned from all position held with the Company on June 29, 2010.

(8) Ms. Cinnamon-Flores is not standing for re-election.

 (9) See Notes 3 through 7 above.

Isramco, Inc.
Proxy Statement

EXECUTIVE COMPENSATION

            The following table sets forth information for the fiscal year ended December 31, 2009 and 2008 concerning compensation of (1) all individuals serving as our principal executive officer during the fiscal year ended December 31, 2009 and (2) the two other most highly compensated executive officers of the Company who were serving as executive officers as of December 31, 2009 (collectively, the "Named Executive Officers"):

 Summary Compensation Table

				STOCK	ALL OTHER
		SALARY	BONUS	AWARDS	COMPENSATION	TOTAL
NAME AND PRINCIPAL POSITION	YEAR	($)	($)	($)	($)	($)
Haim Tsuff, Chairman of the	2009	$360,000	$--	--	$--	$360,000
Board and Chief Executive	2008	$310,000	$--	--	$--	$310,000
Officer

Yossi Levy, President of the United States based Subsidiaries	2009	$--	$--	--	$(1)	$(1)
	2008	$--	--	--	$--	$--

(1)
Mr. Levy is the General Manager of Equital, an affiliate of the Company which described above.  The Company and Equital have an arrangement pursuant to which the Company paid Equital $120,000 during 2008 and 2009 for management services.   Mr. Levy, an employee of Equital, provided these services to Isramco.  Isramco made no direct payment to Mr. Levy in respect of fiscal 2008 or 2009.  Mr. Haim Tsuff, our Chairman and Chief Executive Officer, may be deemed to control Equital.

 EMPLOYMENT/CONSULTING AGREEMENTS

On November 17, 2008, the Company) and Goodrich Global Ltd. (“Goodrich”), a company owned and controlled by Mr. Haim Tsuff, the Company's Chairman of the Board of Directors and Chief Executive Officer, entered into an Amended and Restated Agreement, as subsequently amended on November 24, 2008 (“Restated Agreement”).  The Restated Agreement replaced the consulting agreement entered into in May 1996 between the Company and Goodrich which terminated on May 31, 2008, pursuant to which the Company paid $240,000 per annum in installments of $20,000 per month.  Under the Restated Agreement, as of June 1, 2008, the Company pays   Goodrich $360,000 per annum in installments of $30,000 per month in addition to reimbursing Goodrich for all reasonable expenses incurred in connection with services rendered to the Company.  Goodrich is entitled to receive, with respect to each completed fiscal year, beginning with the fiscal year ending December 31, 2008, an amount in cash equal to five percent (5%) of the Company’s pre-tax recorded profit, exclusive of unrealized derivative gain or loss (the “Supplemental Payment”).   The Supplemental payment is to be made within ten (10) business days after the  filing with the Securities and Exchange Commission of the Company’s Annual Report on Form 10-K for the fiscal year.  For purposes of the Restated Agreement, “profit” means the pre – tax recorded profit as specified in the Company’s annual report on Form 10-K, but excluding unrealized gain or loss on derivative transactions.  No Supplemental Payments were made in respect of fiscal 2008 or 2009 and no Supplemental Payments are anticipated to be made through the term of the Restated Agreement.    The Restated Agreement has an initial term through May 31, 2011; provided, that, the term of the Restated Agreement will be deemed to have been automatically extended for an additional three-year period unless the Company furnishes Goodrich, by March 3, 2011, written notice of its election to not extend the term of such agreement.  The Restated Agreement contains certain customary confidentiality and non-compete provisions.  If the Restated Agreement is terminated by the Company prior to the expiration of the initial term, other than for cause, then Goodrich is entitled to receive the equivalent of payments due through the then remaining term of the agreement.

Isramco, Inc.
Proxy Statement

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

Except as described under the agreements listed above, there are no payments or other obligations in the event of termination or change-in-control.

DIRECTOR COMPENSATION:

The following table sets forth information concerning the compensation of our directors for the fiscal year ended December 31, 2009

	FEES
	EARNED
	OR PAID	OPTION
	IN CASH	AWARDS	TOTAL
NAME (1)	($)	($)(2)	($)
Max Pridgeon	$4,500	--	$4,500
Michelle R. Cinnamon-Flores	$4,500	--	$4,500
Marc E. Kalton	$3,750	--	$3,750

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Payments:

In 2008 the Company paid I.O.C - Israel Oil Company Ltd. ("I.O.C") a $120,000 consulting fee for services rendered with respect to the acquisitions made by the Company in the U.S. I.O.C is wholly owned by Naphtha Petroleum.  As noted above, Naphtha Petroleum is the sole shareholder of Naphtha Holdings, Ltd., which is the record holder of approximately 52.76% of our outstanding common stock and which may be deemed to be controlled by Haim Tsuff, the Chairman of the Board of Directors and Chief Executive Officer of the Company.

In 2009, the Company paid Equital $120,000 for the management services provided by Mr. Levy, as discussed above.

Isramco, Inc.
Proxy Statement

Loans:

In 2007 and 2008, the Company borrowed money from related parties in order to obtain the funds necessary to purchase the oil and gas properties in the transactions with Five States Energy (in 2007) and GFB Acquisition – 1, L.P and TransRepublic Resources (in 2008).  Specifically:

A.            In order to obtain the funds necessary to consummate the Company’s February 2007 purchase of oil and gas properties from Five States Energy, the Company obtained loans in the totaling $42 million from Naphtha Petroleum (and subsidiaries thereof) as below:

i)            Pursuant to a Loan Agreement dated as of February 27, 2007 (the "First Naphtha Loan Agreement"), the Company obtained an $18.5 million loan from Naphtha Petroleum.  The loan bears interest at per annum rate equal to the LIBOR plus 5.5%, not to exceed 11% per annum.  Interest is payable at the end of each loan year.  Principal plus any accrued and unpaid interest is due and payable on February 26, 2014.  Interest after the maturity date accrues at the per annum rate of LIBOR plus 12% until paid in full.  As specified in the Loan Agreement, the interest payable to Naphtha Petroleum is subject to and limited in all cases to the maximum legal rate of interest that may be paid under the laws of the State of Texas. The loan may be prepaid at any time, in whole or in part, without penalty or prepayment.  In December 2007, the Company prepaid approximately $13.9 million in respect of principal and interest for 2007 and we made additional payments aggregating approximately $6.3 million in respect to principal and interest for 2008.  No payments were made in 2009.  As of September 30, 2010, approximately $950,000 in principal remains outstanding.  To secure the Company’s obligations under the First Naphtha Loan Agreement, Jay Petroleum, LLC, a wholly owned subsidiary of the Company, guaranteed the obligations of the Company and agreed to grant to Naphtha Petroleum a security interest in certain specified properties owned by Jay Petroleum, LLC.  Naphtha Petroleum can accelerate the loan and exercise its rights under the collateral upon the occurrence any one or more of the following events of default: (i) the Company’s failure to secure the indebtedness as provided for in the agreement, pay any amount that may become due in connection with the loan within five (5) days of the due date (whether by extension, renewal, acceleration, maturity or otherwise) or fail to make any payment due under any hedge agreement entered into in connection with the transaction, (ii) the Company’s material breach of any of the representations or warranties made in the loan agreement or security instruments or any writing furnished pursuant thereto, (iii) the Company’s failure to observe any undertaking contained in transaction documents if such failure continues for 30 calendar days after notice, (iv) the Company’s insolvency or liquidation or a bankruptcy event or(v) Isramco's criminal indictment or conviction under any law pursuant to which such indictment or conviction can lead to a forfeiture by Isramco of any of the properties securing the loan. Jackob Maimon, who was Isramco's President and a director at the time of this loan, was also a director is a director of Naphtha Petroleum.  Haim Tsuff, Isramco's Chief Executive Officer and Chairman, is a controlling shareholder of Naphtha Petroleum. Effective February 1, 2009, the First Naphtha Loan Agreement was amended and restated to extend the payment deadlines arising on and after February, 2009, by two years.

ii)           Pursuant to a Loan Agreement dated as of February 27, 2007 (the "Second Naphtha Loan Agreement") the Company obtained a loan from Naphtha Petroleum in the principal amount of $11.5 million, payable at the end of seven years.  Interest accrues at a rate of LIBOR plus 6%, per annum.  As specified in the Second Naphtha Loan Agreement, the interest payable to Naphtha Petroleum is subject to and limited in all cases to the maximum legal rate of interest that may be paid under the laws of the State of Texas. The Company can make prepayments without premium or penalty.  This loan is unsecured.  The other material terms of the Second Naphtha Loan Agreement are identical to the terms of the First Naphtha Loan Agreement.  The Company paid approximately $1.3 million in interest for 2008 and made no payments in 2009.  As of September 30, 2010, approximately $11.5 million in principal remains outstanding.  Effective February 1, 2009, the Second Naphtha Loan Agreement was amended and restated to extend the payment deadlines arising on and after February, 2009, by two years.

iii)           Pursuant to another Loan Agreement, also dated as of February 27, 2007 (the "Third Naphtha Loan Agreement") the Company obtained a loan from Naphtha Petroleum in the principal amount of $12 million, repayable after five years.  Interest on this loan accrues at LIBOR plus 6% per annum.  As specified in the Loan Agreement, the interest payable to Naphtha Petroleum is subject to and limited in all cases to the maximum legal rate of interest that may be paid under the laws of the State of Texas. The Company can make prepayments without premium or penalty.  This loan is unsecured.  The other material terms of the Third Naphtha Loan Agreement are identical to the terms of the Loan Agreement.  The Company paid approximately $1.3 million in interest only for fiscal year 2008 and made no payments in 2009.  As of September 30, 2010, approximately $12 million in principal remains outstanding. Effective February 1, 2009, the Third Naphtha Loan Agreement was amended and restated to extend the payment deadlines arising on and after February, 2009, by two years.

iv)           Pursuant to a Loan Agreement dated as of February 26, 2007 the Company obtained a loan from J.O.E.L in the principal amount of $7 million bearing interest at the rate of 5.36% per annum.  This loan was originally repayable at the end of three months.  On July 2007, the Company and J.O.E.L. reached an agreement to revise the term of the Loan to seven years and to revise the interest rate to LIBOR plus 6% per annum.  , The interest payable to J.O.E.L is subject to and limited in all cases to the maximum legal rate of interest that may be paid under the laws of the State of Texas.  The Company paid approximately $840,000 in interest for 2008. In 2009 we paid J.O.E.L. $7,701,491 representing the entire outstanding principal balance of the loan and all accrued interest.  Jackob Maimon, who was Isramco's President and a director at the time of this loan, was also a director is a director of J.O.E.L.  Haim Tsuff, Isramco's Chief Executive Officer and Chairman, is a controlling shareholder of J.O.E.L. As of December 31, 2009, this loan was fully paid.

Isramco, Inc.
Proxy Statement

B.           In order to obtain the funds necessary to consummate the March 2008 purchase of oil and gas properties from GFB Acquisition – I, L.P. and TransRepublic Resources, the Company obtained loans from J.O.E.L., a related party, in the aggregate principal amount of $48.9 million.  These loans were initially repayable at the end of 4 months and bore interest at a rate of LIBOR plus 1.25% per annum. On May 25, 2008, the Company entered into an Amended and Restated Loan Agreement with J.O.E.L. (the “J.O.E.L. Loan Agreement”) that revised the terms of these loans and, among other things, extended the maturity date for an additional seven years.  Under the J.O.E.L. Loan Agreement, interest accrues at a rate equal to the London Inter-bank Offered Rate (“LIBOR”) plus 6% per annum. However, as specified in the J.O.E. L. Loan Agreement, the interest payable to J.O.E.L. is subject to and limited in all cases to the maximum legal rate of interest that may be paid under the laws of the State of Texas. Principal and interest are due and payable in four equal annual installments, commencing on June 30, 2012.   The loan can be prepaid in whole or in part without premium or penalty.  The loan is unsecured except to the extent of any accounts of the Company held by J.O.E.L., which, during 2009 and 2010, were not material in amount.  In 2008 and 2009, the Company paid J.O.E.L. $2,261,627 in interest.  Through September 30, 2010, the Company had paid $4,830,302in interest.  As of September 30, 2010, approximately $48.9 million in principal remains outstanding.  Haim Tsuff, Isramco’s Chief Executive Officer and Chairman, is a controlling shareholder of J.O.E.L. and Jackob Maimon, a former president and director of Isramco, was a director of J.O.E.L., a position from which he resigned on June 15, 2010.

C.           In July 2009 we entered into a loan transaction with I.O.C., a related party, pursuant to which the Company borrowed $6 million (the “I.O.C. Loan”).  The purpose of the I.O.C. Loan was to provide funds to Isramco Resources, LLC, which in turn paid this amount to Bank of Nova Scotia, as administrative agent, and Capital One, N.A., as a syndication agent, under the Senior Credit Agreement between the parties.  This payment reduced the outstanding balance below the borrowing base and avoided the requirement that imposition of additional interest under the Senior Credit Agreement.  Amounts outstanding under the Loan with I.O.C. bear interest at LIBOR plus 6.0%. The interest payable to I.O.C. limited in all cases, to the maximum legal rate of interest that may be paid under the laws of the State of Texas.  The Loan matures in five years, with accrued interest payable annually on each anniversary date of the loan.  The Loan may be prepaid at any time without penalty.  This Loan is unsecured.  I.O.C. is fully owned by Naphtha Petroleum.  Naphtha Petroleum is the sole shareholder of Naphtha Holdings, Ltd., which is the record holder of approximately 52.76% of our outstanding common stock and which may be deemed to be controlled by Haim Tsuff, the Chairman of the Board of Directors and Chief Executive Officer of Isramco.  As of September 30, 2010, approximately $6,000,000 in principal amount remains outstanding and the Company had not paid any interest.

LITIGATION INVOLVING OFFICERS, DIRECTORS AND AFFILIATES

In our quarterly report for the three months ended September 30, 2009 we disclosed information relating to two putative shareholder derivative actions that were filed on June 1, 2009 and June 12, 2009, by individual shareholders Jeffrey Goldstein and Theodore Steinberg, respectively, , in the District Courts of Harris County, Texas, naming certain of our officers and directors as defendants.  The complaints, which are similar, purport to assert derivative claims for the benefit of the Company to redress injuries allegedly suffered by the Company as a result of alleged breaches of fiduciary duties and other wrongdoing by the named defendants (primarily on the part of the Company’s Chairman and Chief Executive Officer, Haim Tsuff, and Jackob Maimon) in connection with the Company’s entry into the Restated Agreement with Goodrich.  In particular, the plaintiffs objected to the Supplemental Payment provision in the Restated Agreement (5% of our pre-tax recorded profit, excluding unrealized gain on derivatives).  Each of the complaints sought unspecified money damages, disgorgement of any proceeds from the restated agreement, voiding of the agreement, other equitable relief, and costs and disbursements, including attorneys’ fees.

On July 10, 2009, Haim Tsuff and Goodrich removed both lawsuits from State to Federal court, with the consent of the Company and the other defendant directors.  Subsequently, the Company, Tsuff and Goodrich filed Motions to Dismiss.  The plaintiffs requested that the cases be remanded back to the state courts in which the cases were originally filed, and this request was granted. Subsequent to remand by the federal court to state court, the two cases were consolidated in the 55th Judicial District Court of Harris County, Texas, in January 2010.

On or about April 6, 2010, a third complaint was filed in the 295th District Court of Harris County, Texas by Yuval Ran, who claimed to be a shareholder, against certain of our officers and directors and several corporate parties controlled by Haim Tsuff.  As with the prior suits, this complaint alleged various breaches of duty, self dealing and other wrongdoing, primarily on the part of the Company’s Chairman and Chief Executive Officer, Haim Tsuff, and Jackob Maimon, in connection with the Restated Agreement.  In addition, this suit alleged claims relating to other transactions between the Company and entities controlled by Haim Tsuff, including but not limited to the loan transactions between the Company and related parties which are discussed above, the lease and sale of a cruise ship in 2005-2005, and the closure of the Company’s Israel branch office in 2007.  This third complaint was transferred to the 55th Judicial District Court of Harris County, Texas, by order signed April 20, 2010, and consolidated with original lawsuits filed above.

Isramco, Inc.
Proxy Statement

Jackob Maimon is a former President and a director who resigned all positions with the Company on June 29, 2010.

Subsequently, on or about September 7, 2010, the plaintiffs in the first two actions jointly filed an amended petition, which included some, but not all, of the claims alleged in the third complaint filed by Yuval Ran. On or about October 4, 2010, the Court granted the motion of Yuval Ran to withdraw as plaintiff.

On October 6, 2010, the parties attempted to mediate the case but no settlement was forthcoming.  The Company believes that the claims have no merit.  The Company and all other defendants who have been served have filed a motion to dismiss the consolidated case and special exceptions, which are pending.

In our quarterly report for the three months ended June 30, 2010 we also disclosed an additional putative shareholder derivative complaint that was filed by an individual shareholder, Yuval Lapiner, on July 7, 2010 in the Delaware Chancery Court in Wilmington, Delaware, naming certain of our officers and directors as defendants. The claims asserted in this case are essentially the same claims as asserted in the lawsuit filed in April 2010 by Yuval Ran and described above. The Company filed motions in the Chancery Court to Dismiss or Stay the lawsuit and, by order dated October 20, 2010, the case was dismissed.

The Company does not have directors’ and officers’ liability insurance applicable for the time period in which the above claims allegedly arose and the Company has indemnified its officers and directors costs and expenses of each of the above described items of litigation. These include payments of $11,713.74 and $92,535.86 to Haim Tsuff (or his counsel) for the periods ending December 31, 2009 and September 30, 2010, respectively, and payments of $91,165.56 and $52,522.40, respectively, to Jackob Maimon, Max Pridgeon and Michelle R. Cinnamon-Flores (or their counsel).

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information as of December 31, 2009 with respect to the Company's equity compensation plan that has been approved by its stockholders.

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of Securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plan approved by security holders	--	--	20,050
Equity compensation plans not approved by security holders	--	--	--
Total	--	--	20,050

The Company has one plan, the 1993 Stock Option Plan that was approved by stockholders.  There are no other equity compensation plans outstanding.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires each director, officer and any individual beneficially owning more than 10% of the Company’s common stock to file with the SEC reports of security ownership and reports on subsequent changes in ownership.

Based solely on review of the copies of such forms received by the Company with respect to 2009, all of the filing obligations of officers, directors and 10% stockholders under Section 16(a) during 2009 have been fulfilled, except that Mr. Kalton has yet to file a Form 3 with respect to his appointment to the Board. The Company has been advised that Mr. Kalton is currently in the process of obtaining the codes needed to effect the filing. Mr. Kalton does not hold an equity interest in the Company.

Isramco, Inc.
Proxy Statement

PROPOSAL NO. 1
ELECTION OF DIRECTORS

The Board of Directors of the Company currently consists of five (5) members. The persons named below have been nominated by the Board of Directors for election to hold office until the next annual meeting and until their successors are elected and have been qualified.

It is the intention of the persons named in the accompanying proxy to vote FOR the election of the persons named below as directors of the Company, unless authority to do so is withheld. Proxies cannot be voted for a greater number of persons than the nominees named. If events not now known or anticipated make any of the nominees unwilling or unable to serve, the proxies will be voted (in the discretion of the holders of such proxies) for other nominees not named herein in lieu of those unwilling or unable to serve. The Board of Directors is not aware of any circumstances likely to cause any nominee to become unavailable for election.

NAME	AGE	POSITION
Haim Tsuff	53	Chairman of the Board, Chief Executive
		Officer and Director
Max Pridgeon	42	Director

Marc E. Kalton	61	Director

Joseph From	57	Director

Asaf Yarkoni	40	Director Nominee

            The following describes at least the last five years of business experience of the directors standing for re-election. The descriptions include any other directorships at public companies held during the past five years by these directors.  No family relationship exists between any director and executive officer of the Company.

Haim Tsuff has been a director of the Company since January 1996 and the Chairman of the Board of Directors and Chief Executive Officer since May 1996. Mr. Tsuff is the sole director and owner of United Kingsway Ltd. and Chairman of YHK General Manager Ltd. (which entity effectively controls Equital, J.O.E.L., Naphtha Petroleum and Naphtha Holdings) and may be deemed to control the Company. Mr. Tsuff brings to our Board significant experience in international business, including the energy industry, and finance.

Max Pridgeon has been a director of the Company since April 2001. Since December 2002, Mr. Pridgeon has served as a director and executive officer of Griffin Decorations, a business which he founded. From March 1995 through December 2002, he served as director of MAXIM Wholesale and Marketing Co., a company which he founded. Concurrently, from February 1999, Mr. Pridgeon has also served as a manager of sales for Europe and the Middle East for Blenfin XI, Netherlands, a company that engages in the distribution of wooden picture frames. From April 1996 through January 1999, Mr. Pridgeon served as a property acquisitions consultant to M.A. Realistic Estate, Netherlands, a company engaged in the ownership and management of hotels in the Netherlands. From September 1989 through March 1995, Mr. Pridgeon served as account manager and then export manager at VERNO Holland, a company engaged in the marketing and distribution of oil paintings. Mr. Pridgeon’s experience in managing and overseeing a diversified business practice equip him with the skill set needed by our Board.

Marc E. Kalton was appointed to the Company’s Board of Directors on April 22, 2009. A former Arthur D. Little executive, Mr. Kalton established the management consultancy Edica LLC in October 2001, which in February 2007 merged with Garnett Consulting Ltd. to form Edica-Garnett Partners LLC.  Edica-Garnett Partners (US) is an international consulting firm focusing on globalization strategies, including M&A and venture structuring, innovation and operational restructuring. Mr. Kalton has over 30 years’ experience in the oil, gas and petrochemicals industries in North America and elsewhere and brings to our Board extensive experience in dealing with the investment banking community.

Isramco, Inc.
Proxy Statement

Joseph From was appointed to the Company’s Board of Directors on June 29, 2010. Mr. From is employed as a drilling manager at Star Energy, a UK based energy company with a primary focus on gas storage development and the UK’s second largest onshore oil producer, a position that he has held since June 2007. Prior to joining Star Energy, from August 1998 to April 2007, Mr. From served as General Manger at Equital, an affiliate of the Company, where he was in charge of oil and gas activities and operations, including drilling and production and economic evaluation of oil and gas projects. From 1997 through 1998, he served as Chief Engineer (Oil and Gas division) at the Company where he oversaw drilling on onshore wells in Israel. Mr. From replaced Mr. Maimon, who resigned in June 2010. Mr. From’s petroleum industry background and experience provides the Board with the experience and breadth needed to consider the options that are available in determining drilling/exploration issues.

Asaf Yarkoni has been nominated for election as a director upon the determination of Ms. Cinnamon-Flores not to stand for re-election.  Mr. Yarkoni is a certified public accountant.  Since August 2007, Mr. Yorkoni has been employed as the Chief Financial Officer of Storwize, Ltd., a start-up company involved in the provision of data compression services.  From December 2003 to August 2007, was employed by Deloitte Touche in Israel.  Mr. Yarkoni has experience in public accounting and is familiar with the reporting requirements applicable to public companies, both in Israel and in the United States.  Mr. Yarkoni brings significant financial and accounting knowledge and expertise to the Corporation and will qualify to serve as an “audit committee financial expert” under the rules of the U. S. Securities and Exchange Commission.  Mr. Yarkoni’s experience as a certified public accountant was instrumental in his appointment to stand for election to the Board and is expected to provide our board with a critical accounting perspective.

Resignation and Departure

Mr. Jackob Maimon resigned as our President and as a director, on June 29, 2010.

INFORMATION RELATING TO EXECUTIVE OFFICERS WHO ARE NOT DIRECTOR NOMINEES

The following individuals are not directors or director nominees, but served as executive officers of the Company or its subsidiaries during 2009.

NAME	AGE	POSITION
Edy Francis	33	Chief Financial Officer

Yossi Levy	57	President of the United States Based Subsidiaries

Edy Francis was appointed Chief Financial Officer on August 2, 2007. From December 2003 through August 2007, Mr. Francis was affiliated with the Tel Aviv based office of Brightman Almagor & Co., Certified Public Accountants and a member firm of Deloitte Touche Tohmatsu where his areas of practice included auditing publicly traded companies, auditing internal controls and preparing tax assessments.

Yossi Levy is the President of Jay Management, LLC, Jay Petroleum LLC, Isramco Resources LLC, Isramco Energy LLC, and Field Trucking and Services, LLC, all of which are Texas limited liability companies and wholly-owned subsidiaries of the Company. He was the Branch Manager of the Company's Branch Office in Israel from August 1996 to December 31, 2007, when we sold our Israeli Branch. Since 1988 Mr. Levy has held the position of General Manager of Naphtha Petroleum. Since January 1, 2002, Mr. Levy has been the General Manager of J.O.E.L. the parent company of Naphtha Petroleum. Since May 31, 2007, he has also been the General Manger of Equital.

All officers serve until the next annual meeting of directors and until their successors are elected and qualified. There are no family relationships between any of the above director nominees, and there is no arrangement or understanding between any of the above director nominees and any other person pursuant to which he was selected as a director nominee.

Isramco, Inc.
Proxy Statement

INFORMATION ABOUT THE BOARD OF DIRECTORS

INDEPENDENCE AND MEETINGS

During the fiscal year ended December 31, 2009, the Board met and acted by unanimous written consent on three occasions. During the fiscal year ended December 31, 2009, each Board member attended 75% or more of the aggregate of the meetings of the Board and of the committees on which he served, held during the period for which he was a director or committee member, respectively.

The Board does not have a formal policy with respect to Board members attendance at annual stockholder meetings, though it encourages directors to attend such meetings. None of the directors attended the 2009 annual meeting.

The Board of Directors reviewed the independence of each of the Company's directors on the basis of the standards adopted by NASDAQ. During this review, the Board considered transactions and relationships between the Company, on the one hand, and each director, members of his or her immediate family, and other entities with which he or she is affiliated, on the other hand. The purpose of this review was to determine which of such transactions or relationships were inconsistent with a determination that the director is independent under the NASDAQ rules. As a result of this review, the Board of Directors affirmatively determined that each of the Company's directors other than Haim Tsuff, and Josef From are “independent directors" within the meaning of the Nasdaq rules.

BOARD LEADERSHIP STRUCTURE

Mr. Tsuff has served as Chief Executive Officer and Chairman since 1996.  The Board of Directors believes that its current leadership structure, in which the positions of Chairman and Chief Executive Officer are held by Mr. Tsuff, is appropriate at this time and provides the most efficient and effective leadership for Isramco.  Combining the chairman and chief executive officer roles fosters clear accountability, effective decision-making and alignment on corporate strategy.  We believe that any risks inherent in that structure are balanced by the oversight of our Board of Directors, a majority of who are independent.  Given Mr. Tsuff’s past performance in the roles of Chairman of the Board and Chief Executive Officer, at this time the Board believes that combining the positions continues to be the appropriate leadership structure for our Company and does not impair our ability to continue to practice good corporate governance.

Our Board recognizes that no single leadership model is right for all companies and at all times and that, depending on the circumstances, other leadership models, such as a separate independent chairperson of the board, might be appropriate.

BOARD COMMITTEES

The Board of Directors has established three standing committees: the audit committee (the "Audit Committee"); the compensation committee (the "Compensation Committee"); and the nominating committee (the "Nominating Committee").

AUDIT COMMITTEE

The members of the Audit Committee are Max Pridgeon, Michelle R. Cinnamon-Flores and, as of March 24, 2009, Marc E. Kalton.  The Board of Directors has determined that Mr. Pridgeon, Mr. Kalton and Ms. Cinnamon-Flores each met the independence criteria set out in Rule 5605(a)(2) of the Marketplace Rules of the National Association of Securities Dealers ("NASD").  The Board determined that Ms. Flores is an "audit committee financial expert" as defined by the rules of the SEC Mr. Yarkoni, the individual nominated to take the seat vacated by Ms. Cinnamon-Flores, would qualify as an audit committee financial expert if elected. The Audit Committee met four times in 2009.

            The Board has adopted a charter governing the duties and responsibilities of the Audit Committee. The principal function of the Audit Committee is to assist the Board in its oversight responsibilities relating to the financial accounting, reporting and controls. The Audit Committee monitors and evaluates periodic reviews of the adequacy of the accounting and financial reporting processes and systems of internal control that are conducted by senior management and the independent auditors, is directly responsible for the appointment, compensation and oversight of the work of the Company's independent auditors, reviews and evaluates the qualifications, independence and performance of the independent auditors, monitors the Company's compliance with legal and regulatory requirements, monitors the performance of internal audit function and facilitates communication among independent auditors, senior management and the Board.

Isramco, Inc.
Proxy Statement

THE NOMINATING COMMITTEE

In April 2004, the Board of Directors formed the Nominating Committee to address Board development matters.  The current member of the Nominating Committee is Max Pridgeon.  The Nominating Committee did not meet in 2009.  The Board has adopted a charter governing the duties and responsibilities of the Nominating Committee.

The Nominating Committee considers many factors when evaluating candidates for the nomination to the Board of Directors, with the goal of fostering a Board of Directors comprised of directors with a variety of experience and backgrounds. Important factors considered as part of the Nominating Committee's evaluation include (without limitation) diversity, skill, specialized expertise, experience, business acumen, understanding of strategy and policy-setting. Depending upon the Company's then-current needs, certain factors may be weighed more or less heavily. In considering candidates for the Board of Directors, the Nominating Committee will consider the entirety of each candidate's credentials and does not have any specific minimum qualifications that must be met. However, the Nominating Committee does believe that all members of the Board of Directors should have the highest character and integrity and sufficient time to devote to Company matters.

In addition to considering candidates proposed by officers or other directors of the Company as candidates for nomination as a director, the Nominating Committee considers persons recommended by stockholders. In evaluating candidates proposed by stockholders the Nominating Committee uses the same selection criteria as it uses to evaluate other potential nominees. Recommendations should be submitted to the Secretary of the Company. Each recommendation should include a personal biography of the suggested candidate, an indication of the background or experience that qualifies such person for consideration, and a statement that such person has agreed to serve if nominated and elected. Stockholders who wish to nominate a person for election to the Board of Directors themselves, rather than recommending a candidate to the Nominating Committee for potential nomination by the Board of Directors, must comply with applicable law.

While the Nominating Committee does not have a formal policy with respect to diversity, the Board and the Committee believe that it is essential that Board members represent diverse business backgrounds and experience. A background in or experience with the oil & gas industry is desirable, but not a precondition to nomination.  In considering candidates for the Board, the Nominating Committee considers the entirety of each candidate’s credentials in the context of these standards.  We believe that the backgrounds and qualifications of our directors, considered as a group, should and do provide a composite mix of experience, knowledge and abilities that will allow the Board of Directors to fulfill its responsibilities.

COMPENSATION COMMITTEE

The Compensation Committee is responsible for reviewing the compensation arrangements in effect for the Company's executive officers.  The Compensation Committee currently consists of Max Pridgeon and Michelle Cinnamon-Flores. After the election of directors, the Board will determine who will replace Ms. Cinnamon-Flores, as she is not standing for re-election.  The Compensation Committee did not meet in 2009.

The Compensation Committee sets compensation policy and administers the Company’s compensation programs for the purpose of attracting and retaining skilled executives who will promote the Company’s business goals and build shareholder value. The Committee is also responsible for reviewing and making recommendations to the Board regarding all forms of compensation to be provided to the Company’s named executive officers, including stock compensation and bonuses. The Compensation Committee does not have a written charter.

The Compensation Committee reviews and recommends to the Board for approval compensation arrangements for our executive officers, key employees and non-employee directors. The Compensation Committee recommends all incentive compensation awards, which are then subject to board review and approval.  The Chief Executive Officer recommends to the Compensation Committee the goals, objectives and compensation for all executive officers and key employees, except himself, and responds to requests for information from the Compensation Committee. Our Chief Executive Officer has no role in approving his own compensation. The Compensation Committee periodically reviews and recommends the compensation of non-executive directors. The Compensation Committee does not delegate its authority and has the sole responsibility of retaining outside counsel or other consultants for the purpose of executing its mandate.

Isramco, Inc.
Proxy Statement

CODE OF BUSINESS ETHICS AND CONDUCT

The Company has adopted a Code of Business Ethics and Conduct (the "Code of Conduct") that applies to all of its employees. A copy of the Code of Conduct was filed as an exhibit to the Company's Annual Report on Form 10-K for the year ended December 31, 2005. If the Company makes any substantive amendment to the Code of Conduct or grants any waiver from a provision of the Code of Conduct to any executive officer or director, the Company will promptly disclose the nature of the amendment or waiver.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Although the Company does not have formal procedures for stockholder communication with the Board of Directors, stockholders of the Company are encouraged to communicate directly with the members of the Board. Persons interested in communicating their concerns or issues to the independent directors may address correspondence to a particular director, or to the independent directors generally in care of the Chief Executive Officer and Chairman of the Board, Mr. Haim Tsuff. If no particular director is named, letters will be forwarded, depending on the subject matter, to the Chairman of the Audit Committee. Company personnel will not screen or edit such communications and will forward them directly to the intended member of the Board.

BOARD’S ROLE IN RISK OVERSIGHT

Management is responsible for the day-to-day management of risks the Company faces, while the Board of Directors, as a whole and through its committees, has the ultimate responsibility for the oversight of risk management.  Senior officers attend meetings of the Board of Directors, provide presentations on operations, and are available to address any questions or concerns raised by the Board of Directors, its committees, or any individual director.  Additionally, our Board committees are charged with assisting the Board of Directors in fulfilling its oversight responsibilities in certain areas of risk.  The Audit Committee coordinates the Board of Directors’ oversight of the Company’s internal control over financial reporting, disclosure controls and procedures and code of conduct.  Management regularly reports to the Audit Committee on these areas.

REPORT OF THE AUDIT COMMITTEE

The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other of the Company's filings under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Company specifically incorporate this report by reference.

The following is the report of the Audit Committee with respect to the Company's audited financial statements for the fiscal year ended December 31, 2009.  These financial statements include the consolidated balance sheets of the Company as of December 31, 2008 and 2007, and the related consolidated statements of operations, stockholders' equity and cash flows for each of the three years in the period ended December 31, 2009 and the notes thereto.

REVIEW WITH MANAGEMENT.  The Audit Committee has reviewed and discussed the Company's audited financial statements with management.

REVIEW AND DISCUSSIONS WITH INDEPENDENT ACCOUNTANTS.  The Audit Committee has discussed with M&B, the Company's independent accountants, the matters required to be discussed by SAS 61 (Codification of Statements on Accounting Standards) that includes, among other items, matters related to the conduct of the audit of the Company's financial statements.  The Audit Committee has also received disclosures and the letter from Mann required by Independence Standards Board Standard No. 1 (that relates to the accountant's independence from the Company and its related entities) and has discussed with the auditors its independence from the Company.

Isramco, Inc.
Proxy Statement

CONCLUSION.  Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2009.

Dated:  November 30, 2010

AUDIT COMMITTEE

MAX PRIDGEON

MICHELLE R. CINNAMON-FLORES

MARC E. KALTON

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF ALL OF THE NOMINEES TO THE BOARD OF DIRECTORS.

Isramco, Inc.
Proxy Statement

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF MALONE & BAILEY, PC

AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTING FIRM

FOR THE YEAR ENDING DECEMBER 31, 2010

The Audit Committee has selected Malone & Bailey, PC ("M&B") as the Company's independent public accounting firm for the year ending December 31, 2010. The Board has directed that such appointment be submitted for ratification by the shareholders at the Annual Meeting.

It is anticipated that a member of M&B will be present at the Annual Meeting and will be available to respond to questions.

If the Stockholders do not ratify the selection of M&B as the Company's independent public accounting firm for the year ending December 31, 2010, the Audit Committee will reconsider the appointment. However, even if the Stockholders do ratify the selection, the Audit Committee may still appoint a new independent public accounting firm at any time during the year if it believes that such a change would be in the best interests of Company and its stockholders.

FEES

The following table presents fees for professional audit services rendered by M&B for the audit of the Company's annual financial statements for fiscal years 2009 and 2008 and fees billed for other services rendered during 2009 and 2008.

	Fiscal 2009	Fiscal 2008
Type of Service/Fee

Audit Fees (1)	$325,000		$315,000

Audit Related Fees (2)	$22,000		--

Tax Fees (3)	$--	$

All Other Fees (4)	--		--

(1) Audit Fees consist of fees for professional services rendered for the audit of the Company's consolidated financial statements included in its Annual Report on Form 10-K and the review of the interim financial statements included in its Quarterly Reports on Form 10-Q, and for the services that are normally provided in connection with regulatory filings or engagements.

(2) Includes fees associated with assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements.  This category includes fees related to consultation regarding generally accepted accounting principles.

(3) Tax Fees consist of fees for tax compliance, tax advice and tax planning.

(4) All Other Fees consist of fees for products and services not included in the above categories.

Isramco, Inc.
Proxy Statement

The Audit Committee reviewed the non-audit services rendered for fiscal 2009 and fiscal 2008 as set forth in the above table and concluded that such services were compatible with maintaining the public accounting firm's independence.  The Audit Committee's policy is to pre-approve all audit services and all non-audit services that Company's independent public accounting firm is permitted to perform for Company under applicable federal securities regulations.  As permitted by the applicable regulations, the Audit Committee's policy utilizes a combination of specific pre-approval on a case-by-case basis of individual engagements of the independent public accounting firm and general pre-approval of certain categories of engagements up to predetermined dollar thresholds that are reviewed annually by the Audit Committee.  Specific pre-approval is mandatory for the annual financial statement audit engagement, among others.

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS RATIFY THE APPOINTMENT OF MALONE & BAILEY, PC AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2010.

Isramco, Inc.
Proxy Statement

OTHER MATTERS

Management does not intend to present to the meeting any matters other than matters referred to herein, and as of this date Management does not know of any matter that will be presented by other persons named in the attached proxy to vote thereon in accordance with their best judgment on such matters.

STOCKHOLDER PROPOSALS

Under the rules of the SEC, proposals of Stockholders intended to be presented at the 2011 annual meeting of Stockholders must be made in accordance with the by-laws of the Company and received by the Company at its principal executive offices for inclusion in the Company's proxy statement for that meeting no later than August 6, 2011.  The Board of Directors will review any stockholder proposals that are filed as required and will determine whether such proposals meet applicable criteria for inclusion in its 2011 proxy statement.

SOLICITATION OF PROXIES

The Company will pay the cost of the solicitation of proxies. Solicitation of proxies may be made in person or by mail, telephone, or telecopy by directors, officers, and employees of the Company. The Company may also engage the services of others to solicit proxies in person or by telephone or telecopy. In addition, the Company may also request banking institutions, brokerage firms, custodians, nominees, and fiduciaries to forward solicitation material to the beneficial owners of Common Stock held of record by such persons, and the Company will reimburse such persons for the costs related to such services.

It is important that your shares be represented at the Annual Meeting. If you are unable to be present in person, you are respectfully requested to sign the enclosed proxy and return it in the enclosed stamped and addressed envelope as promptly as possible.

BY ORDER OF THE BOARD OF DIRECTORS

Haim Tsuff

Chairman of the Board

Chief Executive Officer

Date: December 8, 2010

Isramco, Inc.
Proxy Statement

ISRAMCO, INC.
2425 West Loop South, Suite 810.
Houston, Texas 77027

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE
COMPANY FOR THE ANNUAL MEETING OF STOCKHOLDERS ON DECEMBER 28, 2010

The undersigned hereby constitutes and appoints HAIM TSUFF, YOSSI LEVY AND EDY FRANCIS and each of them, with full power of substitution, attorneys and proxies to represent and to vote all the shares of common stock, par value $.001 per share, of ISRAMCO, INC. (the "Company"), that the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, at the 2010 Annual Meeting of Stockholders of the Company, to be held on December 28, 2010, and at any adjournment thereof, on the matters set forth on the reverse side and such other matters as may properly come before the meeting.

1. ELECTION OF DIRECTORS.  Nominees: HAIM TSUFF, MAX PRIDGEON, MARC E. KALTON, JOSEPH FROM AND ASAF YARKONI (Mark only one of the following boxes.)

❒  VOTE FOR ALL NOMINEES LISTED ABOVE, EXCEPT VOTE WITHHELD AS TO THE FOLLOWING NOMINEES (IF ANY): ______________________

❒  VOTE WITHHELD FROM ALL NOMINEES

2. PROPOSAL TO RATIFY THE APPOINTMENT OF MALONE & BAILEY, PC AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2010.

❒  FOR  ❒ AGAINST  ❒ ABSTAIN

3. In Their Discretion, Upon Any Other Business That May Properly Come Before the Meeting or Any Adjournment Thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder.  If no direction is made, this proxy will be voted FOR the election as directors of the nominees of the Board of Directors; FOR the ratification of the appointment of Malone & Bailey, PC as the Company's independent public accounting firm for the fiscal year ended December 31, 2010; and in the discretion of the proxies named herein on any other proposals to properly come before the Annual Meeting.

The undersigned acknowledges receipt of the accompanying Proxy Statement dated December 8, 2010.

Dated: _________________

SIGNATURE OF SHAREHOLDER(S)

(When signing as attorney, trustee, executor, administrator, guardian, corporate officer, etc., please give full title.  If more than one trustee, all should sign.  Joint owners must each sign.)

Please date and sign exactly as name appears above.

I plan ☐  I do not plan ☐ to attend the Annual Meeting.